UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
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BENCHMARK ELECTRONICS, INC.
(Name of Registrant as Specified in Its Charter)

ENGAGED CAPITAL MASTER FEEDER I, LP
ENGAGED CAPITAL MASTER FEEDER II, LP
ENGAGED CAPITAL CO-INVEST II L.P.
ENGAGED CAPITAL I, LP
ENGAGED CAPITAL I OFFSHORE, LTD.
ENGAED CAPITAL II, LP
ENGAGED CAPITAL II OFFSHORE LTD.
ENGAGED CAPITAL, LLC
ENGAGED CAPITAL HOLDINGS, LLC
GLENN W. WELLING
JEFFREY S. MCCREARY
ROBERT K. GIFFORD
BRENDAN B. SPRINGSTUBB

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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Engaged Capital, LLC, together with the other participants named herein (collectively, "Engaged Capital"), has filed a definitive proxy statement and an accompanying BLUE proxy card with the Securities and Exchange Commission to be used to solicit votes for the election of its slate of director nominees at the 2016 annual meeting of stockholders of Benchmark Electronics, Inc., a Texas corporation.

Item 1: On April 15, 2016, Engaged Capital issued an Investor Presentation, which is attached as Exhibit 1.

Item 2: On April 15, 2016, Engaged Capital issued the following press release:

ENGAGED CAPITAL RELEASES PRESENTATION TO BENCHMARK SHAREHOLDERS

•	BHE has consistently failed to create value anytime over the last 10 years
•	BHE’s stale and long tenured board is to blame as they have failed to represent shareholder interests
•	Engaged Capital believes there is an opportunity and has a plan to improve BHE’s valuation by over 50%
•	Vote the BLUE Engaged Capital Proxy Card today to Elect Robert K. Gifford, Jeffrey S. McCreary, and Brendan B. Springstubb

Newport Beach, CA, April 15, 2016 /Business Wire/ - Engaged Capital, LLC (together with its affiliates, “Engaged Capital”), an investment firm specializing in enhancing the value of small and mid-cap North American equities and a 4.9% shareholder of Benchmark Electronics, Inc. (“BHE” or the “Company”) (NYSE: BHE), announced today that it has released a presentation to BHE shareholders in connection with its campaign to elect three highly-qualified directors at the Company's upcoming May 11, 2016 Annual Meeting of Shareholders. The presentation is available on its website www.adeeperbench.com.

In its presentation to shareholders, Engaged Capital outlines BHE's history of underperformance, which Engaged Capital believes is a consequence of the stale and long tenured board of director's (the “Board”) apparent failure to represent shareholders’ interests. These failures by the Board, which Engaged Capital believes are the key drivers of underperformance include BHE’s:

•	Undisciplined capital allocation including value destructive M&A and excess capital sitting on the balance sheet;
•	Inefficient working capital management has driven worst in class ROIC and valuation on almost all metrics;
•	Misaligned incentive compensation that encourage M&A without regard for returns, and BHE stopped disclosing key long-term compensation targets;
•	Ineffective investor communications including financial reporting that is inconsistent with peers and a lack of transparency, resulting in low buy-side and sell-side interest; and
•	Poor corporate governance practices presided over by an entrenched board with minimal share ownership that lacks the necessary expertise in the areas outlined above.

Engaged Capital believes that there is an opportunity to improve BHE's valuation by over 50% - but change is needed to do so. Engaged Capital has a credible plan to correct underperformance at BHE:

•	Install a rigorous, disciplined approach to capital allocation;
•	Work with outside consultants to increase and accelerate the pursuit of working capital efficiencies;
•	Align executive compensation with shareholders;
•	Increase transparency, align financial reporting with peers, and increase analyst coverage;
•	Add new, highly qualified board members aligned with shareholders: Robert K. Gifford, Jeffrey S. McCreary, and Brendan B. Springstubb.

IT IS TIME INCUMBENT DIRECTORS ARE HELD ACCOUNTABLE

BHE’s long-term underperformance, flawed incentive compensation structure, and unsophisticated approach to capital allocation are, in our view, symptoms of ossified incumbent directors who have failed in their duty to represent shareholders’ interests. Our highly-qualified candidates, who are fully aligned with shareholders’ interests, bring the necessary skills and expertise to fix BHE’s inefficient working capital, bring discipline to capital allocation, and would work diligently to correct management’s flawed incentive compensation program and improve investor communications. Vote today to let the Board know: “The time for change is now!”

VOTE THE BLUE PROXY FOR OUR HIGHLY QUALIFIED SLATE OF DIRECTORS TO CREATE VALUE AT BENCHMARK ELECTRONICS

If you have any questions, or require assistance with your vote, please contact Morrow & Co., LLC, toll- free at (800) 662-5200, call direct at (203) 658-9400 or email: engaged@morrowco.com

About Engaged Capital:

Engaged Capital, LLC (“Engaged Capital”) was established in 2012 by a group of professionals with significant experience in activist investing in North America and was seeded by Grosvenor Capital Management, L.P., one of the oldest and largest global alternative investment managers. Engaged Capital is a limited liability company owned by its principals and formed to create long-term shareholder value by bringing an owner’s perspective to the managements and boards of undervalued public companies. Engaged Capital manages both a long-only and long/short North American equity fund. Engaged Capital’s efforts and resources are dedicated to a single investment style, “Constructive Activism” with a focus on delivering superior, long-term, risk-adjusted returns for investors. Engaged Capital is based in Newport Beach, California.

Investor Contact:

Morrow & Co., LLC
Tom Ball, 203-658-9400
tomball@morrowco.com

John Ferguson, 203-658-9400
jferguson@morrowco.com

or visit www.adeeperbench.com

Media Contact:

Bayfield Strategy, Inc.
Riyaz Lalani, 416-907-9365
rlalani@bayfieldstrategy.com

SOURCE: Engaged Capital, LLC

Item 3: The following materials were posted by Engaged Capital to www.adeeperbench.com:

Benchmark Shareholder Information Regarding **Upcoming Vote**

HOME | SHAREHOLDER INFORMATION | OUR NOMINEES | CONTACT | HOW TO VOTE

We believe Benchmark's leadership team has failed investors on a number of fronts. Learn More:

April 15, 2016

Engaged Capital's Prespectives on Benchmark Electronics

©2016 ENGAGED CAPITAL | TERMS AND CONDITIONS | PRIVACY POLICY

Benchmark Shareholder Information Regarding **Upcoming Vote**

HOME | SHAREHOLDER INFORMATION | OUR NOMINEES | CONTACT | HOW TO VOTE

LETTERS/PRESS RELEASES

April 15th, 2016
Press Release — Engaged Capital Releases Presentation To Benchmark Shareholders

April 7th, 2016
Press Release — Engaged Capital Fact-checks Benchmark Electronics' Letter to Shareholders

March 30th, 2016
Letter to Shareholders - Engaged Capital's Letter to Benchmark Capital Shareholders

March 30th, 2016
Press Release — Engaged Capital Issues Open Letter To The Shareholders Of Benchmark Electronics

March 1st, 2016
Press Release — Engaged Capital Nominates Herbert K. Parker For Election To The Board Of Benchmark Electronics

March 1st, 2016
Press Release — Engaged Capital Responds To Retirement Of Benchmark Electronics Chairman

February 26, 2016
Press Release — Engaged Capital Responds To Latest Entrenchment Attempt From Benchmark Electronics

February 24, 2016
Press Release — Engaged Capital Nominates Four Highly-Qualified Individuals For Election To The Board Of Benchmark Electronics

©2016 ENGAGED CAPITAL | TERMS AND CONDITIONS | PRIVACY POLICY